Acquisition of
NHRA Pro Racing
by
HD Partners Acquisition Corporation

Investor Presentation

The attached presentation was filed with the Securities and Exchange Commission as part of the Form 8-K/A filed by HD Partners Acquisition
Corporation (“HD Partners” or “HDP”) on October 5, 2007. HDP is holding presentations for its stockholders regarding its proposed purchase of certain assets of the National Hot Rod Association (“NHRA”), as described in an earlier Schedule 14A filed by HDP on July 17, 2007 and subsequently amended on September 11, 2007 which describes the acquisition in more detail.

Morgan Joseph & Co. Inc. (“Morgan Joseph”), the managing underwriter of HDP’s initial public offering (“IPO”) consummated in June 2006, is assisting HDP in these efforts and will receive an advisory fee equal to $300,000.  In addition, Morgan Joseph, as representative of the underwriters, is entitled to receive deferred underwriting fees of $3 million upon consummation of this transaction.  HDP and its directors and executive officers may be deemed to be participants in the solicitation of proxies for the special meeting of HDP’s stockholders to be held to approve this transaction.  To date, Morgan Joseph’s activities have not included actions that would deem such a firm to be engaged in the solicitation of proxies for HDP, although the firm may be so engaged in the future.

Stockholders of HDP and other interested persons are advised to read HDP’s preliminary proxy statement, as amended, and definitive proxy statement, when available, in connection with HDP’s solicitation of proxies for the special meeting to approve the acquisition because these proxy statements will contain important information.  Such persons can also read HDP’s final prospectus, dated June 1, 2006, as well as periodic reports, for more information about HDP, its officers and directors, and their individual and group security ownership in HDP, and interest in the successful consummation of this business combination.  Stockholders may also refer to the HDP proxy statement for information about Morgan Joseph’s security holdings in HDP.  The definitive proxy statement will be mailed to stockholders as of a record date to be established for voting on this transaction.  Stockholders will also be able to obtain a copy of the definitive proxy statement, the final prospectus and other periodic reports filed with the Securities and Exchange Commission, without charge, by visiting the Securities and Exchange
Commission’s Internet site at (http://www.sec.gov).

Safe Harbor

This presentation may contain forward-looking statements within the meaning of the Private Securities Litigation Reform
Act of 1995, about HDP,NHRA and their combined business after completion of the proposed transaction.  Forward-
looking statements are statements that are not historical facts.  Such forward-looking statements, based upon the current beliefs and expectations of HDP’s management, are subject to risks and uncertainties, which could cause actual results to differ from the forward-looking statements.  The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: continued compliance with government regulations;
changing legislation or regulatory environments; requirements or changes affecting the businesses in which NHRA is engaged; auto racing and sports industry trends, including factors affecting supply and demand; NHRA’s dependence on attendance and sponsorships; labor and personnel relations; NHRA’s revenue and profitability; changing interpretations of generally accepted accounting principles; and general economic conditions, as well as other relevant risks detailed in HDP’s filings with the Securities and Exchange Commission, including its report on form 10-K for the period ended December 31, 2006.  The information set forth herein should be read in light of such risks.  Neither HDP, nor NHRA assumes any obligation to update the information contained in this presentation.

This presentation contains disclosures of EBITDA for certain periods, which is a non-GAAP financial measure within the meaning of Regulation G promulgated by the Securities and Exchange Commission.  Management believes that
EBITDA, or earnings before interest, taxes, depreciation and amortization, is an appropriate measure of evaluating operating performance and liquidity, because it reflects the resources available for strategic opportunities including, among others, investments in the business and strategic acquisitions.  The disclosure of EBITDA may not be comparable to similarly titled measures reported by other companies.  EBITDA should be considered in addition to, and not as a substitute for, or superior to, operating income, cash flows, revenue, or other measures of financial performance prepared in accordance with generally accepted accounting principles.

Contents

Background and Highlights

NHRA Overview

Growth Opportunities & Strategy

Financial Overview

Background

In June 2006, HD Partners Acquisition Corporation (HD Partners)
raised gross proceeds of $150M

On May 30, 2007, HD Partners entered into a definitive agreement with the National Hot Rod Association (NHRA) to purchase substantially all of the NHRA’s professional drag racing series/assets as well as a broad set of exclusive commercialization rights

The assets will be held by NHRA Pro Racing, a wholly-owned
subsidiary of HD Partners

The transaction is expected to close in late 2007

Transaction Highlights

NHRA Pro Racing is a unique entertainment asset with a well
recognized brand

World’s preeminent drag racing series

49% television viewership increase from 2000 to 2006

HD Partners management is uniquely qualified to maximize
NHRA’s potential

Built DIRECTV into the nation’s leading provider of digital television, with approximately 12.2 million customers and $7.7 billion in revenues

Developed and successfully marketed many innovative sports products, such as NFL Sunday Ticket and NBA League Pass

HD’s plan projects doubling EBITDA within three years

Significant “low-hanging fruit” to harvest

Excludes expected impact of future acquisitions

Selectively Acquiring Profitable Assets
with Greatest Growth Potential

Continued
Association
Expertise Will
Benefit Both
Entities

Acquiring

Leaving Behind

POWERade Drag Racing Series

   and All NHRA Pro Racing Activities

Exclusive, Worldwide License

To NHRA Brand for Pro Racing Activities,

Licensing and Sponsorships

NHRA Owned Tracks

Gainesville, Atlanta, Columbus, Indianapolis

Approximately $50 million of real estate

Media Exploitation Rights

Broadcast TV/Radio, DVD, Photos,

Internet, Mobile, Gaming, Pro-focused

Publications

Exclusive Merchandise Rights

NHRA Pro and Generic NHRA Products

NHRA.com Website

Association provided shared access

Sportsman/Amateur Racing

National Dragster Magazine

Nostalgia/Reunion Events

Youth/Educational Programs

Racing Operations

Sanctioning

HD Partners
Acquisition Corporation

(1) HDP will pay aggregate consideration between $121.0 mm and $123.4 mm depending on amount of approved capital expenditures incurred for the Gainesville race track.

Transaction Summary

Transaction enterprise value: $121M (1)

$100M cash

$11.5M in assumed debt

$9.5M in HD Partners’ common equity

Includes real estate of approximately $50 million

NHRA Pro Racing Management Structure

Eddy Hartenstein:  Chairman

Tom Compton:  President and CEO

14 years with NHRA

President and CEO since 2000

Robert Meyers:  Chief Financial Officer

Larry Chapman, Steve Cox and Bruce Lederman to provide dedicated executive support for new initiatives

Consulting contract with NHRA’s current EVP and General Manager

NHRA Overview

NHRA
HD Partners
Acquisition Corporation

•

–

–

–

–

•

12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
NHRA
Formula 1
IndyCar

What is the NHRA?

The world’s largest motorsports organization

5,000+ events annually

1.5 million side-by-side races per year

300,000 participants

140 NHRA Member Tracks

# 2 motorsport in the US after NASCAR

ESPN Sports Poll 2006:

What is your favorite type

of racing?  (NASCAR 57%)

NHRA
HD Partners
Acquisition Corporation

NHRA POWERADE DRAG RACING SERIES

Castrol GTX

NHRA Professional Drag
Racing Series

23 national events per year

Over 80 days of racing

Up to 125,000 spectators per event

35 of top 50 DMAs

One-of-a-kind fan and sponsor access

All national events televised on ESPN2
and in high definition on ESPN2-HD

Over 4 hours of programming every race
weekend

49% viewership increase between 2000
and 2006

Continued significant viewership growth
during 2007

NHRA

HD PARTNERS
ACQUISITION CORPORATION

PACIFIC
19.3% (105)
MOUNTAIN
6.0% (104)
WEST NORTH CENTRAL
6.2% (119)
EAST NORTH CENTRAL
17.5% (113)
NEW ENGLAND
3.2% (70)
MID-ATLANTIC
13.2% (86)
EAST SOUTH CENTRAL
6.9% (136)
WEST SOUTH CENTRAL
9.7% (118)
SOUTH ATLANTIC
18.2% (106)

Large Nationwide Fan Base

            National Event
Locations

NATIONAL EVENTS

1.

Los Angeles, CA**

2.

Phoenix, AZ

3.

Gainesville, FL**

4.

Houston, TX*

5.

Las Vegas, NV

6.

Atlanta, GA**

7.

St. Louis, MO*

8.

Topeka, KS

9.

Chicago, IL

10.

Englishtown, NJ

11.

Norwalk, OH

12.

Bristol, TN

13.

Denver, CO*

14.

Seattle, WA*

15.

Sonoma, CA

16.

Minneapolis, MN*

17.

Reading, PA

18.

Indianapolis, IN**

19.

Memphis, TN*

20.

Dallas, TX

21.

Richmond, VA

22.

Las Vegas, NV

23.

Los Angeles, CA**

Not a NASCAR Nextel

                 Cup market

** NHRA Owned/Leased Track

            Balanced and
Diverse Fan
Base
Distribution

Source: Scarborough Research 2006 (Fan = Very or Somewhat interested)

HD Partners
Acquisition Corporation

Castrol
GTX

Castrol
GTX

ARMY STRONG

SKULL
Shine

Peggy
RACING PRODUCTS

Energetic and Diverse Racer Community

TONY PEDREGON

Funny Car

JR TODD

Top Fuel

ANTRON BROWN

Pro Stock Motorcycle

ANGELLE SAMPEY

Pro Stock Motorcycle

ASHLEY FORCE

Funny Car

MELANIE TROXEL

Top Fuel

JOHN FORCE

Funny Car

BRANDON BERNSTEIN

Top Fuel

PEGGY LLEWELLYN

Pro Stock Motorcycle

NHRA
HD Partners
Acquisition Corporation

NEW SEASON
DRIVING
Force
TUESDAYS AT 10PM/9C
SERIES RETURNS MARCH 27

AMERICAN DRAGSTER TV

AOL sports

NHRA
RACEDAY
LUCAS
OIL PRODUCTS INC.

Increased Presence in
Mainstream Media

Driving Force TV Series on A&E

NHRA Race Day on ESPN2

American Dragster TV Series on ESPN2

Ashley Force on Jay Leno

Good Morning America Segment

AOL’s Hottest Athlete: Ashley Force

INDIANAPOLIS RACEWAY PARK

LAS VEGAS MOTOR SPEEDWAY

Chicago, IL

Bristol, TN

Las Vegas, NV

Indianapolis, IN

Powerful Fan and Sponsor
Experience

Growth Opportunities & Strategy

NHRA’s Past, Present & Future

Past

Grassroots nonprofit
membership organization;
run by and for hardcore
enthusiasts

Present

Utilizing highly profitable
professional race series
to support amateur
events & other non-profit
association activities

Future

Branded multimedia
entertainment platform
that serves established
fan base while attracting
new fans

50+ year ownership by non-profit organization – with non-profit goals

Profit-oriented
public company

HD Partners
Acquisition Corporation

Sponsorship Exposure Value ($ billions)

5.0
4.0
3.0
2.0
1.0
–
0.6
4.2
1995
2004

Average Household TV Viewership (in millions)

6.0
5.0
4.0
3.0
2.0
1.0
–
3.0
5.5
1995
2004

Licensed Retail Sales ($ billions)

2.5
2.0
1.5
1.0
0.5
–
0.6
2.1
1995
2004

Key Ingredients for NASCAR’s Success:

Example:
NASCAR’s Emergence as Force in
Mainstream Sports and Media

Sponsor Expansion

Tremendous sponsor expansion over the past decade

1995: Winston, Skoal, STP, CITGO and Camel.

Today: AOL, Duracell, Gillette, Home Depot and NEXTEL / Sprint

Mainstream Entertainment Integration

In the past, exposure limited to news and sports television

Over past decade, NASCAR has integrated into mainstream
entertainment as a lifestyle brand

TV (MTV, Saturday Night Live, and reality TV)

Feature films such as Talladega Nights: The Ballad of Ricky Bobby

Competitive Formats / Dramatic Stories

Implementation of Winston / NEXTEL series formats has generated greater fan interest, led to the addition of new events and tracks and increased media coverage

NASCAR has successfully marketed the stories behind key drivers –
increasing appeal of the sport to more casual fans

Source: NASCAR Brand and Consumer Marketing Memo (2005)

Introduce New National Events – increase the current 23 national events by targeting underserved regions

Reach new fans and expand the overall brand presence

Geographic expansion enhances sponsorship value

Targeted opportunities for international expansion

Plans for a new 24th National Event for 2008 season were announced on September 1, 2007

Expand and leverage fan base

Use increased advertising and sponsor promotions to expand event attendance and viewership

Enhance average revenue per spectator across various customer touch points

Opportunity:
Expand NHRA’s Exposure and
Leverage Fan Base

Significant EBITDA growth can be created through expansion

of National Event-related economics

      Initiative                                                      EBITDA Contribution

      Introduce New National Event                           $500K per event (average) (1)

      Increase Paid Attendance    $1M per incremental 5% (2)

   Increase Paid Attendee Revenue                                            $500K per incremental $1 spend (3)

(1)  Assumes non-owned track                 (2)  Increase against 2006 paid attendance                                    (3) Increase against 2006 paid attendees

Quality sponsors from outside racing are increasingly attached to the sport

Significant unfilled opportunities in proven auto racing sponsorship categories

Opportunity:
Diversify Sponsors & Fill Key
Sponsorship Categories

Current Unfilled
Categories

Banking

Big Box Electronics

Consumer Electronics

Consumer Packaged Goods

Home Improvement

Information Technology

Internet Services

Pharmaceuticals

Quick Service Restaurants

Satellite Radio

Satellite TV

Wireless Products

Existing Automotive /
Racing Sponsors

Existing Consumer
Products Sponsors

HDP’s Advantage:
Leverage Management’s Extensive
Contact Network

DIRECTV experience provides high level contacts at many logical NHRA partners

Consumer electronics retailers

Video and broadband distribution platforms

Television broadcasters and programmers

Emerging distribution platforms

Consumer electronics manufacturers

Auto manufacturers

Additional web of contacts through Board of Directors representation

XM Satellite Radio

Consumer Electronics Association

Thomson Multimedia

SanDisk

HDP Team will exploit an extensive network of

contacts to expand the NHRA reach and visibility

Successful Track Record of Strategic Partnering to Grow

Brand Recognition, Sales, and Customer Enthusiasm

Opportunity:
Expand Licensing, Merchandising &
Multimedia Revenues

Revamp and re-launch licensing and merchandising initiatives

Exploit NHRA’s potential as a lifestyle brand

Re-launch NHRA.com to enhance multimedia experience, online sales offerings and advertising potential

Launch new publications and membership programs

License new products and services in proven auto enthusiast categories

NASCAR has licensed over 3,500 products and services

Establish presence in relevant retail venues

Management believes that merchandise spend rates can be significantly increased

NASCAR-branded products generated license fees of over $300M in 2005

Expand multimedia offerings; commercially exploit substantial video and photo archive

Over 20,000 hours of previously unreleased video

Photo archive covering the entire 50+ year history of the sport

Introduce new DVD series

Other branded entertainment services have demonstrated ability to drive substantial revenue and EBITDA through targeted DVD sales (e.g. WWE sold 3M video units generating $42.6M in gross revenue in 2006)

Multiple untapped multimedia platform opportunities available

HDP’s Advantage:
Pioneers in Developing Multimedia
Revenue Opportunities

Developed and successfully marketed many innovative sports products

Out-of-market sports packages

Unique pay-per-view programming (Behind-the scenes)

Pioneered promotional programs linking key national retailers and special event programming (e.g., Shania Twain, NFL Sunday Ticket)

Established first-of-a-kind relationships with national telephone operators (AT&T,
Verizon, Bell South) to integrate video offering with communication products

Growth Momentum is Accelerating

Substantial fan base growth in 2007

Overall growth in paid attendance of 9.5% (1)

Race event television viewership increase of over 8.0% (1)

Transaction is serving as catalyst for new initiatives

Announced new national event for 2008

Major sponsors renewed for 2008; new sponsor deals in process

2007 Year-in-Review DVD to be on sale in Mid-November

Other DVD / Video products in development for 2008 release

(1) Comparison of first 19 events of 2007 to first 19 events of 2006, excluding Brainerd for which numbers are not available.

Well-Capitalized Platform for Aggressive
Sports Media Expansion Opportunities

NHRA Pro Racing Opportunities

Upgrades to owned and non-owned track facilities

Strategic acquisition of new tracks

Ancillary racing assets

Complimentary media assets (hard and electronic)

Automotive enthusiast assets

Emerging sports media aggregation opportunities

Significant capabilities to expand revenues and leverage cost efficiencies across multiple event-based businesses

Exploit efficiencies in infrastructure, event co-location and marketing

Enhance value to sponsors

Bundle media exploitation rights

Financial Overview

HD PARTNERS
ACQUISITION CORPORATION

($ in thousands)	2004	2005	2006	LTM 6/30/2007
Total Revenue	$82,370	$87,241	$93,443	$91,027
Adj. EBITDA (1)(2)(3)	$8,115	$9,844	$11,052	$10,970
Adj. EBITDA Margin	9.9%	11.3%	11.8%	12.1%
Adj. Free Cash Flow (4)	$5,658	$5,478	$5,032	$6,897
# of Events (1)	23	23	23	21

0.1%
1%
3%
4%
7%
11%
49%
25%
Spectator admissions
Sponsorship and advertising
Television
Royalties and concessions
Racetrack rental fees
Participant entries
Retail publication sales
Other

(1) Only 21 National Events included in LTM 6/30/07 compared to the normal 23 due to a timing issue – these two events will instead take place during second half of the year.
(2) 2005 EBITDA excludes one-time pension termination expense of $2,344.
(3) EBITDA adjusted for pro forma payments made by Association to NHRA Pro Racing for sportsman racing access for National Events.
(4) Free Cash Flow adjusted for pro forma payments made by Association to NHRA Pro Racing for sportsman racing access for National Events.

NHRA Pro Racing Financial
Overview

2006 Revenue

NHRA
HD Partners
Acquisition Corporation

($ in thousands)

Revenues per National Event
Adj. EBITDA per National Event
$4,500
$4,000
$3,500
$3,000
$2,500
$2,000
Revenues
$550
$500
$450
$400
$350
$300
$250
$200
EBITDA
$3,581
$3,793
$4,063
$4,335
$353
$428
$481
$522
2004
2005
2006
LTM 6/30/07

NHRA Pro Racing Financial
Overview

HD Partners
Acquisition Corporation

($ thousands)	
Transaction Valuation [1]	$121,000
2006 Revenue	$93,443
2006 Adjusted EBITDA [2]	$11,052
Transaction Valuation / 2006 Revenue	1.3x
Transaction Valuation / 2006 Adj. EBITDA	11.0x

(1) HDP will pay aggregate consideration between $121.0 mm and $123.4 mm depending on amount of approved capital expenditures incurred for the Gainesville race track.
(2) EBITDA adjusted for pro forma payments made by Association to NHRA Pro Racing for sportsman racing access for national events.

NHRA Acquisition Summary

The table illustrates the NHRA transaction valuation and multiples based on 2006 results:

LTM 6/30/07 Revenue and Adjusted EBITDA numbers only account for 21 events rather than the full
23 events because of schedule differences

The additional 2 events will occur in the third quarter of 2007 and will be reflected in the LTM numbers at that time

HD Partners
Acquisition Corporation

	Median TEV / Revenue	Median TEV / EBITDA
Sports Team Transactions (1)	2.50x	26.7x
Racing / Live Entertainment Transactions (2)	2.30x	11.7x
NHRA Acquisition	1.29x	11.0x

(1) Source: Forbes Reports dated 8/31/06, 11/1/06, 1/25/07 and 4/11/07. Includes 8 transactions between 2005-2007 involving MLB, NBA, NFL and NHL teams.
(2) Transactions include 11 Racing or Live Entertainment related transactions March of 2004 to present.

Comparable Valuation
Overview

The most relevant comparables are multi-media branded entertainment companies

Characterized by established brand name, brand extension potential and multiple outlets for distribution and consumption

Few direct comparables to NHRA; reviewed valuation for sports media assets, racetrack operators and live entertainment companies

Most sports media assets are privately held and command substantial premiums in private ownership transactions

Racetrack operators lack the substantial growth and brand extension characteristics that the
NHRA commands

The following table presents an overview of comparable transaction valuations:

HD PARTNERS
ACQUISITION CORPORATION

EV / LTM EBITDA [1]

16.0x
12.0x
8.0x
4.0x
--
14.4x
13.2x
11.0x
10.3x
9.5x
9.4x
8.2x
8.1x
DVD
WWE
NHRA
SIX
LYV
FUN
ISCA
TRK

2-Year Annualized EBITDA Growth

40.0%
30.0%
20.0%
10.0%
--
(10.0%)
35.7%
16.7%
14.1%
12.1%
11.5%
8.7%
4.0%
(8.2%)
FUN
NHRA
TRK
ISCA
LYV
DVD
WWE
SIX

Enterprise Value / Free Cash Flow [1]

160.0x
120.0x
80.0x
40.0x
--
140.6x
54.8x
36.1x
21.1x
17.5x
14.7x
LYV
SIX
DVD
TRK
FUN
ISCA
NHRA
WWE

(1) NHRA EBITDA and Free Cash Flow adjusted for pro forma payments made by Association to NHRA Pro Racing for sportsman racing access for National Events.

Public Comparable Companies
Growth and Valuation Comparison

… and the valuation is substantially lower than most on a free cash flow basis

The acquisition multiple is slightly higher
than most comparables…

Median: 9.9x

… but NHRA has grown faster than most of the
comparables…

Median: 11.8%

Negative Free
Cash Flow

Median: 28.6x

Negative Free
Cash Flow

Conclusion

            Acquisition establishes a compelling
sports media asset foundation with the
capital and expertise to build a unique
entertainment platform